SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): March 5, 2003


                           Burlington Industries, Inc.
                           (Exact Name of Registrant)

       Delaware                       1-10984                   56-1584586
       --------                       -------                   ----------
(State of Incorporation)       (Commission File Number)    (IRS Employer ID No.)

                            3300 West Friendly Avenue
                        Greensboro, North Carolina 27410
                    (Address of Principal Executive Offices)

                   Registrant's telephone number: 336-379-2000

ITEM 5.  Other Events.

         On March 6, 2003, Burlington announced that, in accordance with a March 5th Bankruptcy Court ruling, Burlington has initiated a process to solicit alternative reorganization proposals. A copy of the press release is attached as
Exhibit 99.1.

ITEM 7.  Financial Statements and Exhibits.

         See attached exhibit index.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                          BURLINGTON INDUSTRIES, INC.



                          By:      /s/ JOHN D. ENGLAR
                             -------------------------------------------------
                                Name:  John D. Englar
                                Title: Senior Vice President, Corporate
                                       Development and Law


Dated: March 10, 2003

                                INDEX TO EXHIBITS



         Number           Exhibit
          99.1            Press release, dated March 6, 2003.

                                                                    Exhibit 99.1

                       Burlington to Conduct Sale Process

GREENSBORO, N.C., March 6 /PRNewswire-FirstCall/ -- Burlington Industries, Inc. (OTC Bulletin Board: BRLG - News) said that, in accordance with a Bankruptcy Court ruling yesterday, Burlington has initiated a process to solicit proposals from qualified bidders for the sale of the Company. Burlington's objective is to emerge from Chapter 11 reorganization proceedings by this summer.

Potential   qualified   bidders  are  encouraged  to  contact   Charles  Peters,
Burlington's Chief Financial Officer, at (888) 318-7649.

With operations in the United States, Mexico and India and a global manufacturing and product development network based in Hong Kong, Burlington Industries is one of the world's most diversified marketers and manufacturers of softgoods for apparel and interior furnishings.

This press release contains statements that are forward-looking statements within the meaning of applicable federal securities laws and are based upon the company's current expectations and assumptions, which are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated. Such risks and uncertainties include, among other things, global economic activity and the implications thereon of the attack on September 11 and the U.S. government's response thereto and the possibility of armed conflict with Iraq, the success of the company's overall business strategy including successful implementation of the company's restructuring plan and the company's development of a global sourcing structure, the demand for textile products, the cost and availability of raw materials and labor, governmental legislation and regulatory changes, and the long-term implications of regional trade blocs and the effect of quota phase- out and lowering of tariffs under the WTO trade regime, the impact that the company's Chapter 11 proceeding has had or may have on the company's relationships with its principal customers and suppliers, the nature of the capital structure which is approved in the company's plan or reorganization and the company's ongoing ability to finance its operations and restructuring activities, the cost of future capital sources, and the exposure to interest rate and currency fluctuations, the company's ability to utilize tax loss carryforwards and retain tax refunds received or to be received, and other factors identified in Burlington's filings with the Securities and Exchange Commission.